                                EXHIBIT (5)(c)
                                --------------


                              FORM OF APPLICATION
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AUSA LIFE INSURANCE COMPANY, INC.
HOME OFFICE: 4 MANHATTANVILLE ROAD
             PURCHASE, NEW YORK 10577
ADMINISTRATIVE OFFICE: 4333 EDGEWOOD ROAD N.E.
                       CEDAR RAPIDS, IOWA 52499

APPLICATION FOR VARIABLE ANNUITY CONTRACT
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1. DESIGNATED ANNUITANT

NAME:
     --------------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------

CITY, STATE:
            -------------------------------------------------------------

ZIP:      -      TELEPHONE: (   )    -
     ----- ----            ----------------------------------------------

DATE OF BIRTH:                 AGE:    SEX: [_] FEMALE  [_]MALE
              ----------------     ---

SS#:                           CITIZENSHIP: [_] U.S. [_] OTHER
    --------------------------
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2. CONTRACT OWNER (IF OTHER THAN ABOVE)

In the event the owner is a trust, please provide verification of trustees.

NAME:
     --------------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------

CITY, STATE:
            -------------------------------------------------------------

ZIP:      -      TELEPHONE: (   )    -
     ----- ----
                           ----------------------------------------------
DATE OF BIRTH:                 AGE:    SEX: [_] FEMALE  [_]MALE
              ----------------     ---

SS#:                           CITIZENSHIP: [_] U.S. [_] OTHER
    --------------------------
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3. [_] JOINT CONTRACT OWNER  [_] SUCCESSOR CONTRACT OWNER

In the event the owner is a trust, please provide verification of trustees.

NAME:
     --------------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------

CITY, STATE:
            -------------------------------------------------------------

ZIP:      -      TELEPHONE: (   )    -
     ----- ----            ----------------------------------------------

DATE OF BIRTH:                 AGE:    SEX: [_] FEMALE  [_]MALE
              ----------------     ---

SS#:                           CITIZENSHIP: [_] U.S. [_] OTHER
    --------------------------
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4. BENEFICIARY DESIGNATION (Include Relationship to Annuitant)

PRIMARY:
        -----------------------------------------------------------------

  RELATIONSHIP:
               ----------------------------------------------------------

CONTINGENT:
           --------------------------------------------------------------

  RELATIONSHIP:
               ----------------------------------------------------------
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5. TYPE OF ANNUITY

   [_] NON-QUALIFIED            [_] IRA (Also complete Box 6)

   [_] HR-10                    [_] SEP (Also complete Box 6)

   [_] 403(b)       [_] OTHER
                             --------------------------------------------
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6. IRA/SEP INFORMATION

$            CONTRIBUTION FOR TAX YEAR
 ----------                            ------------------

$            TRUSTEE TO TRUSTEE TRANSFER
 ----------

$            ROLLOVER FROM: (Check One) [_] 403(b)  [_] Pension
 ----------

[_] HR-10 [_] Other:
                    -------------------------------------
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7. WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?

[_] NO  [_] YES-Please state Policy No. and Company

Name:
     ----------------------------------------------------
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8. MINIMUM DEATH BENEFIT OPTION (Select Only One)

     This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option A below).

     [_] Option A: Return of Premium Death Benefit

     [_] Option B: Annual Step-Up Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.)
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9. PURCHASE PAYMENT (Make check payable to AUSA Life Insurance Company, Inc.)

   INITIAL PREMIUM AMOUNT $
                           --------------------------------
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10. FUTURE PREMIUM AMOUNT $
                           --------------------------------

    [_] BILL ME MONTHLY; OR     [_] BILL ME QUARTERLY; OR

    [_] I DO NOT WANT TO BE BILLED FOR FUTURE PREMIUM AMOUNTS.
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11. ALLOCATION OF PREMIUM PAYMENTS (Whole percentages only)
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  T. Rowe Price Associates, Inc.

  EQUITY INCOME PORTFOLIO                                                   .0%
                                                             ------------------
  GROWTH STOCK PORTFOLIO                                                    .0%
                                                             ------------------
--------------------------------------------------------------------------------
  Rowe Price-Fleming International, Inc.

  INTERNATIONAL STOCK PORTFOLIO                                             .0%
                                                             ------------------
--------------------------------------------------------------------------------
  TCW Funds Management, Inc.

  MANAGED ASSET ALLOCATION PORTFOLIO                                        .0%
                                                             ------------------
  MONEY MARKET PORTFOLIO                                                    .0%
                                                             ------------------
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  OpCap Advisors

  OPPORTUNITY VALUE PORTFOLIO                                               .0%
                                                             ------------------
  VALUE EQUITY PORTFOLIO                                                    .0%
                                                             ------------------
--------------------------------------------------------------------------------
  The Dreyfus Corporation

  U.S. GOVERNMENT SECURITIES PORTFOLIO                                      .0%
                                                             ------------------
  SMALL CAP VALUE PORTFOLIO                                                 .0%
                                                             ------------------
--------------------------------------------------------------------------------
  Janus

  GROWTH PORTFOLIO (WRL SERIES FUND)                                        .0%
                                                             ------------------
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  JP Morgan Investment Management, Inc.

  ENHANCED INDEX PORTFOLIO                                                  .0%
                                                             ------------------
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  AUSA Life Insurance Company, Inc. - Fixed Account Options

    Dollar Cost Averaging (DCA) Fixed Account                               .0%
                                                             ------------------
--------------------------------------------------------------------------------
    Guaranteed Period  1 YEAR     .0%
                              -------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Additional:                                                                 .0%
           -----------------------------------------------   ------------------
                                                                            .0%
----------------------------------------------------------   ------------------
                                                                            .0%
----------------------------------------------------------   ------------------
                                                                            .0%
----------------------------------------------------------   ------------------
                                                                            .0%
----------------------------------------------------------   ------------------
                                                                            .0%
----------------------------------------------------------   ------------------
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                    INVESTMENT ALLOCATIONS MUST TOTAL 100%
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VA-APP 296 (NY)   YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE  (CONTINUED ON THE
                  -------------------------------------------      BACK PAGE)
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APPLICATION FOR
VARIABLE ANNUITY CONTRACT
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
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12.   DOLLAR COST AVERAGING

 By signing below I (We) authorize AUSA Life Insurance Company, Inc. to transfer funds from my selected account to invest in the portfolio(s), in the amount indicated below.  Transfers will be made monthly, unless indicated differently below.  I understand that the transfers will continue until I terminate the program in writing, or until my balance under the program falls below the minimum transfer amount.  If this happens, the balance will be transferred as indicated below, but on a pro-rata basis.  I also understand that AUSA Life's Dollar Cost Averaging program is subject to the rules and restrictions associated with the AUSA Life contract and at the time the program begins there must be sufficient Annuity Purchase Value to cover six month's transfers.

                                                               PLEASE INVEST IN FOLLOWING ACCOUNTS FOR EACH TRANSFER
TRANSFER FROM:   [ ] DCA Fixed Account; or                                   (ALLOCATION MUST TOTAL 100%):
                 [ ] Money Market Portfolio; or             TCW Managed Asset Allocation     .0%    Dreyfus U.S. Govt. Sec.     .0%
                 [ ] U.S. Govt. Securities Portfolio        Janus WRL Series Fund Growth     .0%    Dreyfus Small Cap Value     .0%
PLEASE INVEST:   $ _______________ ($500 min.)              T. Rowe Price Growth             .0%    JP Morgan Investment        .0%
                 [ ] Monthly (Six Transfers Minimum)        T. Rowe Price Equity Income      .0%    Additional:
                 [ ] Quarterly (Four Transfers Minimum)     OpCap Opportunity Value          .0%                                .0%
                                                            OpCap Value Equity               .0%                                .0%
                                                            Rowe Price-Fleming Int'l         .0%                                .0%
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
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13.  ASSET REBALANCING...NOT AVAILABLE WHEN DOLLAR COST AVERAGING IS IN EFFECT OR WHEN ANY OTHER TRANSFER IS REQUESTED.

[ ]  Yes, by checking this box I am authorizing AUSA Life Insurance Company, Inc. to automatically transfer amounts among the sub-accounts (as indicated below) on a regular basis to maintain a desired allocation of the Annuity Purchase Value among the various sub-accounts offered.  ASSET REBALANCING IS NOT AVAILABLE FOR ANY AMOUNTS IN THE FIXED ACCOUNT NOR WHEN DOLLAR COST
AVERAGING IS IN EFFECT.
  REBALANCE:
  [ ] Monthly          REBALANCE IN FOLLOWING ACCOUNTS (ALLOCATION MUST EQUAL 100%)
  [ ] Quarterly        TCW Managed Asset Allocation     .0%    OpCap Value Equity            .0%    Additional:
  [ ] Semi-Annual      TCW Money Market                 .0%    Rowe Price-Fleming Int'l      .0%                               .0%
  [ ] Annual           Janus WRL Series Fund Growth     .0%    Dreyfus U.S. Govt. Sec.       .0%                               .0%
  Date to Begin:       T. Rowe Price Growth             .0%    Dreyfus Small Cap Value       .0%                               .0%
  ____/____/___        T. Rowe Price Equity Income      .0%    JP Morgan Investment          .0%
                       OpCap Opportunity Value          .0%                                         TOTAL                   100.0%
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
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
14. If you have chosen to name someone other than yourself as the Annuitant, please select one of the following regarding payment of the death benefit.  IF NEITHER IS SELECTED, THE FIRST OPTION WILL BE UTILIZED.

[ ]  At the Annuitant's death, I wish to become the annuitant and defer          _________________________________________________
     payout of the death benefit until my death.                                            Signature of Contract Owner

[ ]  At the Annuitant's death, I wish to have the death benefit paid to the      _________________________________________________
     named beneficiary.  (Contract Owner Signature required for this option)        Signature of Joint/Successor Contract Owner

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To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity policy issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.

    I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE
COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    Receipt of a current prospectus of the AUSA Endeavor Variable Annuity Account, Endeavor Series Trust, and WRL Series Fund, Inc.
    is hereby acknowledged.
    [ ] Please check if you wish to receive the Statement of Additional Information.
    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

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ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.
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15. BE SURE TO COMPLETE THIS SECTION

Signed at __________________________________________ this __________________________ day of ____________________, 19 _______

______________________________     ____________________________________________       ______________________________________
      Annuitant Signature          Owner Signature (if different from Annuitant)      Joint Owner (successor owner signature)
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
16a.  SELLING AGENT USE ONLY -- NOT TO BE FILLED IN BY APPLICANT

                                                  (   )   -                                                              /   /
----------------------------------------------    ---------------    -----------------------------------------------  --------------
Agent Name (Please Print)                         Agent Telephone    Agent Signature                                  Date

-----------------------------------------------------------------    ---------------------------------------------------------------
Agent Address                                                        Broker/Dealer Client Account No.

--------------------------------------------------------   ---------------------    ------------------------------------------------
Agent Firm                                                 AUSA Life Agent No.      (If Applicable) Florida Agent License I.D. No.

16b. DO YOU HAVE REASON TO BELIEVE THE CONTRACT APPLIED FOR IS TO REPLACE ANY EXISTING ANNUITY OR INSURANCE OWNED BY APPLICANT?
     [ ] No     [ ] Yes, Company Name
                                        --------------------------------------------------------------------------------------------


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PLEASE MAKE CHECK PAYABLE TO AUSA LIFE INSURANCE COMPANY, INC. (Use following address for mail, Fed. Express, etc.)
SEND CHECK WITH APPLICATION TO AUSA Life Insurance Company, Inc., Attn: Annuity Department, 4333 Edgewood Road N.E.,
                                                                        Cedar Rapids, Iowa 52499-0001

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VA-APP 296 B (NY)          PLEASE FILL OUT THE FRONT PAGE
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